PREMISES AND EQUIPMENT	12 Months Ended
Dec. 31, 2011
PREMISES AND EQUIPMENT

NOTE 6 - PREMISES AND EQUIPMENT

A summary by asset classification at December 31 is as follows (in thousands):

	2011	2010

Land	$1,641	$1,641
Premises and improvements	10,724	10,628
Furniture and equipment	3,973	4,029
Leasehold improvements	1,699	1,683
Total, at cost	18,037	17,981
Less accumulated depreciation	8,040	7,409

Net premises and equipment	$9,997	$10,572

Depreciation and amortization expense was $766, $789 and $811, in 2011, 2010 and 2009, respectively.